Exhibit 10.21

6th AMENDMENT TO AMENDED AND RESTATED LICENSE AGREEMENT

6th AMENDMENT TO AMENDED AND RESTATED LICENSE AGREEMENT, (“6th Amendment”) effective as of June 10, 2016 (“Effective Date”), by and between The University of North Carolina at Chapel Hill, having an address at 100 Europa Drive, Suite 430, Chapel Hill, North Carolina 27517, (“University”), and Liquidia Technologies, Inc., a corporation existing under the laws of Delaware, and having an address at 419 Davis Drive, Suite 100, Morrisville, NC 27560 (“Licensee”).

WITNESSETH:

WHEREAS, Licensee and University have entered into an Amended and Restated License Agreement dated as of December 15, 2008, First Amendment dated June 8, 2009, Second Amendment dated June 1, 2012, Third Amendment dated October 7, 2014, 4th Amendment dated July 22, 2015, and 5th Amendment dated November 12, 2015 (collectively the “Agreement”); and

WHEREAS, University and Licensee wish to amend the Agreement to extend the term for Milestone U under the Agreement upon the terms and conditions set forth below.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged and in consideration of the promises and mutual covenants contained in the Agreement and herein, the parties hereto agree as follows:

1.                                      The date for completion of Milestone U shall be amended to replace “January 1, 2018”, with “December 31, 2020”.

2.                                      This 6th Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have executed this 6th Amendment to Amended and Restated License Agreement by their duly authorized officers or representatives.

THE UNIVERSITY OF NORTH CAROLINA, CHAPEL HILL		LIQUIDIA TECHNOLOGIES, INC.

BY:	/s/ Jacqueline Quay	BY:	/s/ Shawn Glidden

Name:	Jacqueline Quay	Name:	Shawn Glidden

Title:	Director of Licensing, OCED	Title:	VP Legal Affairs & Secretary